SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): May 17, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 5.  OTHER EVENTS

     On May 17, 2000, Vari-L Company, Inc.(the "Registrant") issued the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

 (a)  None

 (b)  None

 (c)  Exhibits. 99.1 Press Release dated May 17, 2000



Date:  May 17, 2000                VARI-L COMPANY, INC.



                                   By:/s/Jon L. Clark
                                      Jon L. Clark
                                      Chief Financial Officer